UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                      -----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934
                      -----------------------------------


       Date of Report (Date of earliest event reported):  September 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-11A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82904-11                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                            3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-11A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of May 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On September 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2002 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-11A
-------------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 1, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2002



                    STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-11A
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    September 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1     234,221,000.00   219,571,965.91  5,426,953.73    736,040.45    6,162,994.18      0.00            0.00      214,145,012.18
IIA1     95,350,000.00    89,674,604.78  1,857,909.64    418,481.49    2,276,391.13      0.00            0.00       87,816,695.14
IIA2    100,000,000.00    97,802,255.96  3,387,660.57    456,410.53    3,844,071.10      0.00            0.00       94,414,595.39
IIA3    161,930,000.00   155,403,778.14  4,348,170.90    725,217.63    5,073,388.53      0.00            0.00      151,055,607.24
IIA4        578,572.00       557,724.81        532.75          0.00          532.75      0.00            0.00          557,192.06
IIIA     32,486,000.00    31,947,155.74  1,324,346.54    166,821.21    1,491,167.75      0.00            0.00       30,622,809.20
IVA     140,270,000.00   118,594,492.55 13,883,816.02    593,992.54   14,477,808.56      0.00            0.00      104,710,676.53
VA       96,728,000.00    77,279,110.88  5,142,282.19    395,377.24    5,537,659.43      0.00            0.00       72,136,828.69
VIA      61,463,000.00    49,348,735.36  7,095,142.30    225,953.58    7,321,095.88      0.00            0.00       42,253,593.06
IB1       5,108,000.00     5,101,434.09      2,227.89     17,100.83       19,328.72      0.00            0.00        5,099,206.20
IB2       3,239,000.00     3,234,836.54      1,412.71     11,921.97       13,334.68      0.00            0.00        3,233,423.83
IIB1     10,121,000.00    10,097,939.62      7,784.17     48,649.02       56,433.19      0.00            0.00       10,090,155.45
IIB2      8,314,000.00     8,295,056.81      6,394.39     39,963.24       46,357.63      0.00            0.00        8,288,662.42
B3        9,121,000.00     9,102,815.91      6,144.06     41,767.58       47,911.64      0.00            0.00        9,096,671.85
IB4       2,117,000.00     2,114,278.77        923.34      8,496.92        9,420.26      0.00            0.00        2,113,355.43
IB5         872,000.00       870,879.11        380.33      3,499.91        3,880.24      0.00            0.00          870,498.78
IB6         998,822.00       997,538.11        435.63      4,008.93        4,444.56      0.00            0.00          997,102.48
IIB4      5,058,000.00     5,046,475.52      3,890.16     24,312.49       28,202.65      0.00            0.00        5,042,585.36
IIB5      2,167,000.00     2,162,062.56      1,666.66     10,416.21       12,082.87      0.00            0.00        2,160,395.90
IIB6      2,187,529.00     2,182,544.99      1,682.40     10,514.88       12,197.28      0.00            0.00        2,180,862.59
R               100.00             0.00          0.00          0.00            0.00      0.00            0.00                0.00
P                 0.00             0.00          0.00     86,947.56       86,947.56      0.00            0.00                0.00
TOTALS  972,330,023.00   889,385,686.16 42,499,756.38  4,025,894.21   46,525,650.59      0.00            0.00      846,885,929.78

IA2     234,221,000.00   219,571,965.91          0.00    146,381.31      146,381.31         0.00            0.00   214,145,012.18
IIA5     61,364,939.00    58,753,051.96          0.00    274,180.91      274,180.91         0.00            0.00    57,206,169.22
IB1X      5,108,000.00     5,101,434.09          0.00      3,400.96        3,400.96         0.00            0.00     5,099,206.20
IB2X      3,239,000.00     3,234,836.54          0.00      1,078.28        1,078.28         0.00            0.00     3,233,423.83

IB3       2,616,000.00     2,612,637.34      1,140.99     10,499.74       11,640.73      0.00            0.00        2,611,496.35
IIB3      6,505,000.00     6,490,178.57      5,003.07     31,267.84       36,270.91      0.00            0.00        6,485,175.50
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1       86358RP43    937.45635921     23.17022697    3.14250409     26.31273105      914.28613224      IA1         4.022592 %
IIA1      86358RP68    940.47828820     19.48515616    4.38889869     23.87405485      920.99313204      IIA1        5.600000 %
IIA2      86358RP76    978.02255960     33.87660570    4.56410530     38.44071100      944.14595390      IIA2        5.600000 %
IIA3      86358RP84    959.69726511     26.85216390    4.47858723     31.33075113      932.84510122      IIA3        5.600000 %
IIA4      86358RP92    963.96785534      0.92080156    0.00000000      0.92080156      963.04705378      IIA4        0.000000 %
IIIA      86358RQ34    983.41303146     40.76668534    5.13517238     45.90185772      942.64634612      IIIA        6.266143 %
IVA       86358RQ42    845.47296321     98.97922592    4.23463706    103.21386298      746.49373729      IVA         6.010322 %
VA        86358RQ59    798.93216938     53.16229210    4.08751592     57.24980802      745.76987728      VA          6.139469 %
VIA       86358RQ67    802.90150757    115.43761775    3.67625368    119.11387143      687.46388982      VIA         5.494453 %
IB1       86358RL88    998.71458301      0.43615701    3.34785239      3.78400940      998.27842600      IB1         4.022592 %
IB2       86358RM20    998.71458475      0.43615622    3.68075641      4.11691263      998.27842853      IB2         4.422592 %
IIB1      86358RM46    997.72153147      0.76911076    4.80674044      5.57585120      996.95242071      IIB1        5.781261 %
IIB2      86358RM53    997.72153115      0.76911114    4.80674044      5.57585158      996.95242001      IIB2        5.781261 %
B3        86358RM61    998.00634908      0.67361693    4.57927640      5.25289332      997.33273216      B3          5.506109 %
IB4       86358RM79    998.71458196      0.43615494    4.01366084      4.44981578      998.27842702      IB4         4.822592 %
IB5       86358RM87    998.71457569      0.43615826    4.01365826      4.44981651      998.27841743      IB5         4.822592 %
IB6       86358RM95    998.71459579      0.43614378    4.01365809      4.44980187      998.27845202      IB6         4.822592 %
IIB4      86358RN29    997.72153420      0.76911032    4.80673982      5.57585014      996.95242388      IIB4        5.781261 %
IIB5      86358RN37    997.72153207      0.76910937    4.80674204      5.57585141      996.95242270      IIB5        5.781261 %
IIB6      86358RN45    997.72162563      0.76908695    4.80673856      5.57582551      996.95253869      IIB6        5.781261 %
R         86358RQ75      0.00000000      0.00000000    0.00000000      0.00000000        0.00000000      R           4.822592 %
TOTALS                 914.69528362     43.70918862    4.14046066     47.84964929      870.98609500

IA2       86358RP50    937.45635921      0.00000000    0.62497090      0.62497090      914.28613224      IA2         0.800000 %
IIA5      86358RQ26    957.43681844      0.00000000    4.46803850      4.46803850      932.22889409      IIA5        5.600000 %
IB1X      86358RL96    998.71458301      0.00000000    0.66581049      0.66581049      998.27842600      IB1X        0.800000 %
IB2X      86358RM38    998.71458475      0.00000000    0.33290522      0.33290522      998.27842853      IB2X        0.400000 %
----------------------------------------------------------------------------------------------------    ---------------------------

                                      -6-


If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------

Total Scheduled Principal Amounts                     599,722.48
Group 1 Scheduled Principal Amounts                   102,411.94
Group 2 Scheduled Principal Amounts                   220,126.56
Group 3 Scheduled Principal Amounts                   28,780.26
Group 4 Scheduled Principal Amounts                   115,535.38
Group 5 Scheduled Principal Amounts                   74,405.12
Group 6 Scheduled Principal Amounts                   58,463.22

Total Unscheduled Principal Amounts                   41,900,033.96
Group 1 Unscheduled Principal Amounts                 5,331,062.69
Group 2 Unscheduled Principal Amounts                 9,384,993.39
Group 3 Unscheduled Principal Amounts                 1,296,952.71
Group 4 Unscheduled Principal Amounts                 13,774,699,96
Group 5 Unscheduled Principal Amounts                  5,072,237.40
Group 6 Unscheduled Principal Amounts                 7,040,087.87

Total Net Liquidation Proceeds                          0.00
Group 1 Net Liquidation Proceeds                        0.00
Group 2 Net Liquidation Proceeds                        0.00
Group 3 Net Liquidation Proceeds                        0.00
Group 4 Net Liquidation Proceeds                        0.00
Group 5 Net Liquidation Proceeds                        0.00
Group 6 Net Liquidation Proceeds                        0.00

Total Insurance Proceeds                                0.00
Group 1 Insurance Proceeds                              0.00
Group 2 Insurance Proceeds                              0.00
Group 3 Insurance Proceeds                              0.00
Group 4 Insurance Proceeds                              0.00
Group 5 Insurance Proceeds                              0.00
Group 6 Insurance Proceeds                              0.00

Aggregate  Advances                                     0.00
Group 1  Aggregate  Advances                            0.00
Group 2 Aggregate  Advances                             0.00
Group 3 Aggregate  Advances                             0.00
Group 4 Aggregate  Advances                             0.00
Group 5 Aggregate  Advances                             0.00
Group 6 Aggregate  Advances                             0.00

Ending Principal Balance                       846,885,929.73
Group 1 Ending Principal Balance               229,070,095.25
Group 2 Ending Principal Balance               351,647,555.75
Group 3 Ending Principal Balance               32,238,303.51
Group 4 Ending Principal Balance               111,681,196.51
Group 5 Ending Principal Balance               76,943,137.10
Group 6 Ending Principal Balance               45,305,641.61


Current Period Realized Losses                          0.00
Group 1 Current Period Realized Losses                  0.00
Group 2 Current Period Realized Losses                  0.00
Group 3 Current Period Realized Losses                  0.00
Group 4 Current Period Realized Losses                  0.00
Group 5 Current Period Realized Losses                  0.00
Group 6 Current Period Realized Losses                  0.00

Fraud Loss Limit                               19,446,600.00
Bankruptcy Loss Loss Limit                        276,863.00
Special Hazard Loss Loss Limit                 21,173,761.00

Bankruptcy Losses                                       0.00
Group 1 Bankruptcy Losses                               0.00
Group 2 Bankruptcy Losses                               0.00
Group 3 Bankruptcy Losses                               0.00
Group 4 Bankruptcy Losses                               0.00
Group 5 Bankruptcy Losses                               0.00

Fraud Losses                                            0.00
Group 1 Fraud Losses                                    0.00
Group 2 Fraud Losses                                    0.00
Group 3 Fraud Losses                                    0.00
Group 4 Fraud Losses                                    0.00
Group 5 Fraud Losses                                    0.00


                                      -7-

Special Hazard Losses                                   0.00
Group 1 Special Hazard Losses                           0.00
Group 2 Special Hazard Losses                           0.00
Group 3 Special Hazard Losses                           0.00
Group 4 Special Hazard Losses                           0.00
Group 5 Special Hazard Losses                           0.00

Servicing Fees                                    256,829.48
Trustee Fees                                        4,076.35
Master Service Fee                                     0.00


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
-----------------------------
Category                Number           Principal Balance          Percentage
1 Month                8                       5,323,940.34                  2.32 %
2 Month                2                         714,781.16                  0.31 %
3 Month                0                               0.00                  0.00 %
Total                  10                      6,038,721.50                  2.63 %

 Group 2
-----------------------------
1 Month                5                       1,197,137.46                  0.34 %
2 Month                2                         585,204.31                  0.17 %
3 Month                1                         142,478.67                  0.04 %
Total                  8                       1,924,820.44                  0.55 %

 Group 3
-----------------------------
Category                Number           Principal Balance         Percentage
1 Month                1                          80,455.83                  0.25 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
Total                  1                          80,455.83                  0.25 %


 Group 4
-----------------------------
Category                Number           Principal Balance         Percentage
1 Month                1                         793,815.55                  0.71 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
Total                  1                         793,815.55                  0.71 %


Group 5
-----------------------------
1 Month                1                         309,370.65                  0.40 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
Total                  1                         309,370.65                  0.40 %

 Group 6
-----------------------------
Category                Number           Principal Balance           Percentage
1 Month                0                               0.00                  0.00 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
 Total                 0                               0.00                  0.00 %

 Group Totals
-----------------------------
Category                Number           Principal Balance           Percentage

1 Month                16                      7,704,719.83                  0.91 %
2 Month                4                       1,299,985.47                  0.15 %
3 Month                1                         142,478.67                  0.02 %
 Total                 21                      9,147,183.97                  1.08 %

                                      -8-

Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

 Group 2
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

 Group 3
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

 Group 4
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

 Group 5
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

 Group 6
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

 Group Totals
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %


Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

 Group 2
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

 Group 3
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

 Group 4
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

 Group 5
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

 Group 6
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %

 Group Totals
-----------------------------
 Number               Principal Balance       Percentage
     0                      0.00                 0.00 %






                                      -9-


Aggregate Outstanding Interest Shortfalls
Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00

Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iia3 shortfall                            0.00
Class iia5 shortfall                            0.00

Class iiia shortfall                            0.00

Class iva shortfall                             0.00
Class va shortfall                              0.00

Class via shortfall                             0.00

Class ib1 shortfall                             0.00
Class ib1x shortfall                            0.00
Class ib2 shortfall                             0.00
Class ib2x shortfall                            0.00
Class ib3 shortfall                             0.00
Class ib4 shortfall                             0.00
Class ib5 shortfall                             0.00
Class ib6 shortfall                             0.00

Class iib1 shortfall                            0.00
Class iib2 shortfall                            0.00
Class iib3 shortfall                            0.00
Class iib4 shortfall                            0.00
Class iib5 shortfall                            0.00
Class iib6 shortfall                            0.00
Class r shortfall                               0.00

Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iia3 shortfall                            0.00
Class iia4 shortfall                            0.00
Class iia5 shortfall                            0.00
Class iiia shortfall                            0.00
Class iva shortfall                             0.00
Class iia5 shortfall                            0.00
Class via shortfall                             0.00
Class ib1 shortfall                             0.00
Class ib1x shortfall                            0.00
Class ib2 shortfall                             0.00
Class ib2x shortfall                            0.00
Class ib3 shortfall                             0.00

Class ib4 shortfall                             0.00
Class ib5 shortfall                             0.00
Class ib6 shortfall                             0.00
Class iib1 shortfall                            0.00
Class iib2 shortfall                            0.00
Class iib3 shortfall                            0.00
Class iib4 shortfall                            0.00
Class iib5 shortfall                            0.00
Class iib6 shortfall                            0.00
Class r shortfall                               0.00

Total Relief Act
Class ia1 Relief Act Shortfall                  0.00
Class ia2 Relief Act Shortfall                  0.00
Class iia1 Relief Act Shortfall                 0.00
Class iia2 Relief Act Shortfall                 0.00
Class iia3 Relief Act Shortfall                 0.00
Class iiia Relief Act Shortfall                 0.00
Class iia4 Relief Act Shortfall                 0.00
Class iia5 Relief Act Shortfall                 0.00
Class iva Relief Act Shortfall                  0.00
Class va Relief Act Shortfall                   0.00
Class via Relief Act Shortfall                  0.00
Class ib1 Relief Act Shortfall                  0.00
Class ib1x Relief Act Shortfall                 0.00
Class ib2 Relief Act Shortfall                  0.00
Class ib2x Relief Act Shortfall                 0.00
Class ib3 Relief Act Shortfall                  0.00
Class ib4 Relief Act Shortfall                  0.00
Class ib5 Relief Act Shortfall                  0.00
Class ib6 Relief Act Shortfall                  0.00



                                      -10-

Class via Relief Act Shortfall                  0.00
Class iib1 Relief Act Shortfall                 0.00
Class iib2 Relief Act Shortfall                 0.00
Class iib3 Relief Act Shortfall                 0.00
Class iib4 Relief Act Shortfall                 0.00
Class iib5 Relief Act Shortfall                 0.00
Class iib6 Relief Act Shortfall                 0.00
Class r Relief Act Shortfall                    0.00

Total PPIS Act
Class ia1 ppis Act Shortfall                    0.00
Class ia2 ppis Act Shortfall                    0.00
Class iia1 ppis Act Shortfall                   0.00
Class iia2 ppis Act Shortfall                   0.00
Class iia3 ppis Act Shortfall                   0.00
Class iia4 ppis Act Shortfall                   0.00
Class iia5 ppis Act Shortfall                   0.00
Class iiia ppis Act Shortfall                   0.00
Class iva ppis Act Shortfall                    0.00
Class va ppis Act Shortfall                     0.00
Class via ppis Act Shortfall                    0.00
Class ib1 ppis Act Shortfall                    0.00
Class ib1x ppis Act Shortfall                   0.00
Class ib2 ppis Act Shortfall                    0.00
Class ib2x ppis Act Shortfall                   0.00
Class ib3 ppis Act Shortfall                    0.00
Class ib4 ppis Act Shortfall                    0.00
Class ib5 ppis Act Shortfall                    0.00
Class ib6 ppis Act Shortfall                    0.00
Class via ppis Act Shortfall                    0.00
Class iib1 ppis Act Shortfall                   0.00
Class iib2 ppis Act Shortfall                   0.00
Class iib3 ppis Act Shortfall                   0.00
Class iib4 ppis Act Shortfall                   0.00
Class iib5 ppis Act Shortfall                   0.00
Class iib6 ppis Act Shortfall                   0.00
Class r ppis Act Shortfall                      0.00




                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
